UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2009

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is hereby incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 8, 2009, Crown Holdings, Inc. (the “Company”) completed its previously announced note offering of $400 million of 7 5/8% senior notes due 2017 (the “Offering”).

In connection with the Offering, Crown Americas LLC and Crown Americas Capital Corp. II, each a wholly-owned subsidiary of the Company (together, the “Issuers”), issued $400 million of 7 5/8% senior unsecured notes due 2017 (the “Notes”) priced at 97.092% of the principal amount to yield 8 1/8%. The Notes were sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Notes will mature on May 15, 2017 and will accrue interest at the rate of 7 5/8% per year. Interest on the Notes will be payable semi-annually in arrears on each May 15 and November 15, commencing on November 15, 2009. The Issuers may redeem some or all of the Notes at any time prior to May 15, 2013 by paying a make-whole premium, plus accrued and unpaid interest, if any, to the redemption date. At any time on or prior to May 15, 2012, the Issuers may use the net cash proceeds of certain equity offerings of capital stock of the Company that are contributed to the common equity capital or are used to subscribe for qualified capital stock of Crown Americas LLC to redeem up to 35% of the principal amount of the Notes at a redemption price equal to 107.625% of their principal amount plus accrued and unpaid interest, if any, to the redemption date; provided that at least 65% of the aggregate principal amount of such Notes originally issued remain outstanding immediately after such redemption.

If the Company experiences a change of control, the Issuers may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Notes are senior obligations of the Issuers, ranking senior in right of payment to all subordinated indebtedness of Crown Americas and Crown Americas Capital Corp. II, and will be unconditionally guaranteed on a senior basis by the Company and each of the Company’s present and future U.S. subsidiaries (other than the Issuers and Crown Americas Capital Corp.) that from time to time are obligors under or guarantee the Company’s senior secured credit facilities.

The Notes have been issued under an indenture with The Bank of New York Mellon Trust Company, N.A., as trustee. The indenture governing the Notes contains covenants that will limit the ability of the Company and the ability of its restricted subsidiaries (including the Issuers) to, among other things: incur additional debt; pay dividends or make other distributions, repurchase capital stock, repurchase subordinated debt and make certain investments; create liens and engage in sale and leaseback transactions; create restrictions on the payment of dividends and other amounts to the Company or the Issuers from restricted subsidiaries; sell assets or merge or consolidate with or into other companies; and engage in transactions with affiliates. If an event of default, as specified in the indenture governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indenture filed herewith.

Under a registration rights agreement with the Initial Purchasers listed therein, if, on the fifth business day following the one year anniversary of the issuance of the Notes, (i) any Notes are not freely transferable without volume restrictions by holders that are not affiliates of the Issuers in accordance with Rule 144 (or any similar provision then in force) under the U.S. Securities Act of 1933, as amended, or otherwise, (ii) the restrictive legend has not been removed from the notes, or (iii) the notes bear a restricted CUSIP number, the Issuers have agreed to file a registration statement with respect to an offer to exchange the Notes for new notes of the Issuers having terms substantially identical in all material respects to the Notes (except that the exchange notes will not contain terms with respect to transfer restrictions). If an exchange offer would be required and the Issuers and the guarantors are not able to effect this exchange offer, the Issuers have agreed to use their reasonable best efforts to file, and cause to become effective, a shelf registration statement relating to resales of the Notes and the Note guarantees. The Issuers will be obligated to pay additional interest on the Notes if, within the periods specified in the registration rights agreement, they do not file the exchange offer registration statement or the shelf registration statement, have the registration statement declared effective, consummate the exchange offer or have the shelf registration statement declared effective, or if, after the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions) in connection with resales of notes or exchange notes in accordance with and during the periods specified in the registration rights agreements.

The descriptions set forth above are qualified in their entirety by the indenture and registration rights agreement governing the Notes filed herewith as exhibits. The schedules and annexes to the exhibits attached hereto have been omitted. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or annex to the exhibits attached hereto to the Securities and Exchange Commission upon its request.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.1 to the report is selected historical and adjusted financial information.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit 4.1	Registration Rights Agreement, dated as of May 8, 2009, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp. II, Deutsche Bank Securities Inc., as Representative of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $400 million 7 5/8% Senior Notes due 2017.

	Exhibit 4.2	Indenture, dated as of May 8, 2009, by and among Crown Americas LLC and Crown Americas Capital Corp. II, as Issuers, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 7 5/8% Senior Notes due 2017.

	Exhibit 10.1	Purchase Agreement, dated as of May 5, 2009, by and among the Company, Crown Americas LLC, and Crown Americas Capital Corp. II, the Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $400 million 7 5/8% Senior Notes due 2017.

	Exhibit 99.1	Selected historical and adjusted financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2009	CROWN HOLDINGS, INC.

	By:	/s/ Thomas A. Kelly
	Name:	Thomas A. Kelly
	Title:	Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Registration Rights Agreement, dated as of May 8, 2009, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp. II, Deutsche Bank Securities Inc., as Representative of the several Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $400 million 7 5/8% Senior Notes due 2017.

Exhibit 4.2	Indenture, dated as of May 8, 2009, by and among Crown Americas LLC and Crown Americas Capital Corp. II, as Issuers, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 7 5/8 % Senior Notes due 2017.

Exhibit 10.1	Purchase Agreement, dated as of May 5, 2009, by and among the Company, Crown Americas LLC, and Crown Americas Capital Corp. II, the Initial Purchasers named therein and the Guarantors (as defined therein), relating to the $400 million 7 5/8% Senior Notes due 2017.

Exhibit 99.1	Selected historical and adjusted financial information.

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